UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2019

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 775-0515

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Statements in this Report regarding plans, expectations or timing relating to OncoCyte’s acquisition of Razor Genomics Inc. (“Razor”) and related transactions described in this Report are forward-looking statements and these statements involve risks and uncertainties, including, without limitation, the ability of the parties to close the transaction in a timely manner or at all, the possibility that conditions to closing of the proposed transaction may not be satisfied, as well as risks inherent in the development and/or commercialization of the Razor’s lung cancer prognostic assay, uncertainty in the results of clinical trials, uncertainty as to the approval of Razor’s lung cancer prognostic assay for reimbursement by Medicare or private health insurers, the need and ability to obtain future capital needed to complete the acquisition and operation of OncoCyte and Razor, and maintenance of intellectual property rights. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we” or “us” are references to OncoCyte Corporation.

We are filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to amend a portion of Exhibit 99.2 originally furnished with our Current Report on Form 8-K on September 5, 2019. The amendment to Exhibit 99.2 clarifies the estimated total addressable market, or TAM, in the United States for the Razor test described in Item 1.01 of the Form 8-K. Exhibit 99.2 as originally furnished with our Form 8-K on September 5, 2019 is hereby deleted. The information contained in Item 7.01 of our Form 8-K and the accompanying Exhibits originally furnished therewith and Exhibit 99.2 furnished with this Amendment No. 1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 5, 2019 (previously furnished)
99.2	Informational slide presentation (furnished herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: September 5, 2019	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

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